SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 25, 2016

Northwest Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-34582	27-0950358
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

100 Liberty Street
Warren, Pennsylvania	16,365
(Address of principal executive office)	(Zip code)

Registrant’s telephone number, including area code: (814) 726-2140

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02                                           Results of Operations and Financial Condition

On July 25, 2016, Northwest Bancshares, Inc. issued an earnings release for the quarter ended June 30, 2016.  A revised copy of the release is included as exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed “filed” for any purpose. This revised release corrects information as of June 30, 2016 with respect to the amortized cost of marketable securities available-for-sale, fair value of marketable securities held-to-maturity and shares of common stock outstanding, all set forth on the Consolidated Statements of Financial Condition.

Item 9.01                                           Financial Statements and Exhibits

(a)                                 Not applicable

(b)                                 Not applicable

(c)                                  Not applicable

(d)                                 Exhibits

Exhibit No.	Description

99.1	Press release dated July 25, 2016
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORTHWEST BANCSHARES, INC.

DATE:	July 26, 2016	By:	/s/ William W. Harvey, Jr.
William W. Harvey, Jr.
Chief Financial Officer